                                                  SALOMON BROTHERS

                                                  2008 WORLDWIDE DOLLAR
                                                  GOVERNMENT TERM TRUST INC

                                                  ANNUAL REPORT
                                                  JULY 31, 1995

                                              ----------------------------------
                                               SALOMON BROTHERS ASSET MANAGEMENT
                                                 -------------------------------

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

September 22, 1995

Dear Shareholder:

Net asset value for the Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc (the "Trust") rose to $7.57 per share as of July 31, 1995. Dividends of $0.073 per share were paid during each month of the quarter ended July 31, 1995. The investment return for the quarter, assuming reinvestment of dividends in additional shares of the Trust, was 9.91% compared with an increase of 11.09% in the Salomon Brothers Brady Bond Index, an increase of 4.00% for the Salomon Brothers Mortgage Index and a 5.10% gain for Lipper's closed-end term trust category.

Emerging markets sovereign debt securities accounted for 53% of the Trust's total assets on July 31. The largest holdings in the emerging markets debt portion of the portfolio were in the government securities of Brazil (11% of total assets), Argentina (10%), Venezuela (7%), Poland (7%) and Ecuador (6%). The balance of the portfolio was held in mortgage-backed securities (38% of total assets) and municipal zero coupon bonds (4%).

EMERGING MARKETS

The quarter began on a strong note, with the Brady Bond Index up 8.22% in May. Non-Latin Brady bonds continued to register strong gains in June; Latin American bonds were not as strong because of the decision by Brazil's central bank to impose a new currency band on the real. Overall, the Brady Bond Index climbed by 2.25% in June, followed by a gain of 0.39% in July. The market has advanced by another 3.0% since the close of the quarter.

COUNTRY ANALYSIS

Brazil's Senate has given final approval to four out of five constitutional reform measures needed to address key economic problems. In July, Standard & Poor's raised its rating of Brazil's currency to single B-plus from single B. The upgrade was based on the success of a change in the exchange rate band, political support for President Cardoso's administration and the country's progress with constitutional reforms.

In Argentina, President Carlos Menem was sworn in for a second term. Menem has promised to maintain the economic policies that have been successful in promoting growth. The central bank also implemented new measures, including lower reserve requirements, that are intended to improve bank liquidity.

Several developments in Venezuela have improved the country's short-term outlook. Macroeconomic stabilization measures have been announced. Trading in Brady bonds has resumed on the Caracas stock exchange. There has been some discussion about allowing the use of Brady debt instruments in the country's privatization program. Finally, the Congress has approved private sector participation in the oil sector. Over the long term, the country's fortunes remain closely tied to global oil markets. In the latest quarter, we pared our holdings of Venezuelan bonds to 7% of total assets from 9%.

Polish bonds have led the market for much of the year. Investors are hoping that Moody's will assign these bonds an investment grade rating, making them the first Brady bonds to be so rated.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

In Ecuador, the threat of an oil workers' strike diminished when the Congress agreed to reinstate a law permitting the unionization of public-sector employees. The news buoyed Ecuadorian Brady bond prices late in the quarter.

U.S. MORTGAGE-BACKED BONDS

U.S. mortgage-backed bonds performed well during the quarter ended July 31 as U.S. interest rates declined sharply. For the quarter, the mortgage market as measured by Salomon Brothers Mortgage Index returned 3.99%. Within the mortgage market, discount mortgage pass-throughs, such as FNMA 6.5%s, led the way with returns close to 5%. This proved beneficial as the majority of the Trust's mortgage holdings during the quarter were discount pass-throughs.

We appreciate your continued interest in the Trust. A recorded periodic update of developments affecting emerging markets debt securities is available by calling (800) 725-6666.

                                                    Sincerely,

                                                    /s/ MICHAEL S. HYLAND
                                                    ----------------------
                                                    MICHAEL S. HYLAND
                                                    Chairman and President

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS

July 31, 1995

PRINCIPAL
AMOUNT
 (000)                                LONG-TERM INVESTMENTS -- 146.2%                                VALUE
 ------------------------------------------------------------------------------------------------------------
              SOVEREIGN BONDS -- 81.5%
              Republic of Argentina,
$28,000         Discount Bond, 6.875%*, 3/31/23.............................................      $ 16,065,000
 54,500         Par Bond, 5.00%*, 3/31/23...................................................        25,376,562
              Federal Republic of Brazil,
  9,500         Discount Bond, Series ZL, 7.25%*, 4/15/24...................................         5,397,187
  5,000         Investment (Exit) Bond, 6.00%, 9/15/13......................................         2,425,000
    713         IDU Bond, 6.6875%*, 1/1/01..................................................           577,570
 20,000         NMB, 7.3125%*, 4/15/09......................................................        10,700,000
  1,353         Capitalization Bond, 8.00%**, 4/15/14.......................................           657,663
 55,000         Par Bond, 4.25%*, 4/15/24...................................................        24,096,875
              Republic of Bulgaria,
 24,000         Discount Bond, Series A, 6.75%*, 7/28/24....................................        11,565,000
              Costa Rica,
  9,000         Principal Bond, Series B, 6.25%, 5/21/15....................................         3,960,000
              Republic of Ecuador,
 34,000         Discount Bond, 7.25%*, 2/28/25..............................................        17,297,500
 23,750         Par Bond, 3.00%*, 2/28/25...................................................         7,540,625
              Mexico,
  4,000         Par Bond, Series A, 6.25%, 12/31/19.........................................         2,406,260
                (including 4,000,000 warrants expiring 6/30/03)
 23,000         Par Bond, Series B, 6.25%, 12/31/19.........................................        13,835,995
                (including 23,000,000 warrants expiring 6/30/03)
              Republic of The Philippines,
 17,500         Par Bond, Series B, 5.75%*, 12/1/17.........................................        12,687,500
              Republic of Poland,
 25,500         PDI Bond, 3.25%*, 10/27/14..................................................        14,901,562
 27,000         RSTA Par Bond, 2.75%*, 10/27/24.............................................        11,812,500
              Uruguay,
  3,000         Par Bond, Series A, 6.75%, 2/19/21..........................................         1,920,000
                (including 3,000,000 warrants expiring 2/19/21)
              Republic of Venezuela,
  8,000         FLIRB, Series A, 7.3125%*, 3/31/07..........................................         4,000,000

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)

July 31, 1995

PRINCIPAL
AMOUNT
 (000)                               LONG-TERM INVESTMENTS (CONTINUED)                               VALUE
 ------------------------------------------------------------------------------------------------------------
$25,000         Discount Bond, Series A, 7.1875%*, 3/31/20..................................      $ 12,875,000
                (including 178,500 warrants expiring 3/31/20)
 20,000         Par Bond, Series A, 6.75%, 3/31/20..........................................        10,037,500
                (including 100,000 warrants expiring 3/31/20)
  5,500         Par Bond, Series B, 6.75%, 3/31/20..........................................         2,760,314
                (including 27,500 warrants expiring 3/31/20)                                      ------------

              TOTAL SOVEREIGN BONDS
              (cost $238,652,005)...........................................................       212,895,613
                                                                                                  ------------
              MORTGAGE-BACKED SECURITIES -- 58.0%
              Federal Home Loan Mortgage Corp.,
 29,000#        Gold, 6.50%, 30 Year (TBA)..................................................        27,676,875
 17,443         Series 1576, Class PK, 6.00%, 9/15/02 (PAC I/O).............................         1,133,198
 28,201         Series 1599, Class D, 6.50%, 6/15/19 (PAC I/O)..............................         4,018,697
 31,749         Series 1609, Class J, 6.50%, 11/15/13 (PAC I/O).............................         2,935,919
 11,698         Series 1610, Class PH, 6.50%, 3/15/19 (PAC I/O).............................         1,528,009
 21,998         Series 1617, Class PF, 6.50%, 6/15/18 (PAC I/O).............................         2,577,856
 15,566         Series 1679, Class WA, 6.00%, 2/15/03 (PAC I/O).............................         1,206,398
              Federal National Mortgage Assoc.,
 72,000#        6.50%, 30 Year (TBA)........................................................        68,670,000
 20,000#        7.50%, 30 Year (TBA)........................................................        19,962,500
 10,000#        8.00%, 30 Year (TBA)........................................................        10,162,500
 18,595         Trust 1993-169, Class QA, 6.50%, 8/25/12, (REMIC) (PAC I/O).................         1,441,113
 23,991         Trust 1993-183, Class EA, 6.50%, 3/25/17, (REMIC) (PAC I/O).................         2,848,543
 18,571         Trust 1993-183, Class EC, 6.50%, 3/25/13, (REMIC) (PAC I/O).................         1,576,599
 14,421         Trust 1993-189, Class PH, 6.50%, 2/25/19, (REMIC) (PAC I/O).................         1,799,209
 42,166         Trust 1993-202, Class Q, 6.50%, 11/25/13, (REMIC) (PAC I/O).................         3,762,800
  5,722         Trust 1993-209, Class PA, 6.00%, 11/25/99, (REMIC) (PAC I/O)................           187,739
                                                                                                  ------------
              TOTAL MORTGAGE-BACKED SECURITIES
              (cost $155,190,955)...........................................................       151,487,955
                                                                                                  ------------
              ZERO-COUPON MUNICIPAL BONDS -- 6.7%
              Austin, Texas Utility System Revenue,
 11,200         Ser. A, 11/15/08............................................................         5,259,296

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (continued)

July 31, 1995

PRINCIPAL
AMOUNT
 (000)                               LONG-TERM INVESTMENTS (CONTINUED)                               VALUE
 ------------------------------------------------------------------------------------------------------------
              Edinburg, Texas Cons. Independent School District,
$ 1,845         2/15/08.....................................................................      $    904,124
  2,705         2/15/09.....................................................................         1,232,641
              Harris County, Texas,
  5,470         8/15/08.....................................................................         2,605,361
              Texas St. Public Finance Auth. Bldg. Rev.,
 10,535         2/1/08......................................................................         5,174,055
              Westmoreland County, Pennsylvania,
  2,665         Series G, 6/1/08............................................................         1,284,263
  2,515         Series G, 12/1/08...........................................................         1,178,001
                                                                                                  ------------
              TOTAL ZERO-COUPON MUNICIPAL BONDS
              (cost $18,492,941)............................................................        17,637,741
                                                                                                  ------------
              TOTAL LONG-TERM INVESTMENTS
              (cost $412,335,901)...........................................................       382,021,309
                                                                                                  ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF INVESTMENTS (concluded)

July 31, 1995

PRINCIPAL
AMOUNT
 (000)                                 SHORT-TERM INVESTMENTS -- 0.4%                                VALUE
 ------------------------------------------------------------------------------------------------------------
                REPURCHASE AGREEMENT
                Merrill Lynch & Co., Inc., 5.77%, dated 7/31/95, due 8/1/95, in the amount of $1,053,169 (collateralized by $1,335,000 U.S. Treasury Strip, due
                2/15/99, value -- $1,076,344)
$ 1,053         (cost $1,053,000)...........................................................      $  1,053,000
                                                                                                  ------------
                TOTAL INVESTMENTS -- 146.6%
                (cost $413,388,901).........................................................       383,074,309
                LIABILITIES IN EXCESS OF OTHER ASSETS -- (46.6%)............................      (121,811,792)
                                                                                                  ------------
                NET ASSETS -- 100%..........................................................      $261,262,517
                                                                                                  ------------

--------------------------------------------------------------------------------

 * Rate shown reflects current rate on instrument with variable rate or step coupon rates.

** Payment-in-kind security for which part of the interest earned is capitalized as additional principal.

 # Mortgage dollar roll. See Note 4.

    FLIRB     --  Front Loaded Interest Reduction Bond.
    IDU       --  Interest Due and Unpaid.
    NMB       --  New Money Bond.
    PAC I/O   --  Planned Amortization Class -- Interest Only.
    PDI       --  Past Due Interest.
    REMIC     --  Real Estate Mortgage Investment Conduit.
    RSTA      --  Restructured Trade Agreement.
    TBA       --  To Be Announced Security.

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES

July 31, 1995

ASSETS
Investments, at value (cost $413,388,901).....................................................   $383,074,309
Cash..........................................................................................            581
Receivable for investments sold...............................................................      7,626,278
Interest receivable...........................................................................      7,551,915
Deferred organization expenses and other assets...............................................         87,742
                                                                                                 ------------
        Total assets..........................................................................    398,340,825
                                                                                                 ------------
LIABILITIES
Payable for investments purchased.............................................................    136,773,278
Advisory fee payable..........................................................................        129,584
Administration fee payable....................................................................         39,932
Accrued expenses..............................................................................        135,514
                                                                                                 ------------
        Total liabilities.....................................................................    137,078,308
                                                                                                 ------------
NET ASSETS....................................................................................   $261,262,517
                                                                                                 ------------
Net assets were comprised of:
    Common Stock, at par value $.001 (200 million shares authorized; 34,510,639
     outstanding).............................................................................   $     34,511
    Paid-in capital in excess of par..........................................................    323,550,779
                                                                                                 ------------
                                                                                                  323,585,290
    Undistributed net investment income.......................................................        991,757
    Accumulated net realized loss on investments..............................................    (32,999,938)
    Net unrealized depreciation on investments................................................    (30,314,592)
                                                                                                 ------------
        Net assets, July 31, 1995.............................................................   $261,262,517
                                                                                                 ------------
Net asset value per share:
    ($261,262,517 / 34,510,639 shares of common stock issued and outstanding).................   $       7.57
                                                                                                 ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS

For the Year Ended July 31, 1995

NET INVESTMENT INCOME
    INCOME
        Interest and discount earned...............................................                $ 33,110,245
    EXPENSES
        Investment advisory fees...................................................   1,512,853
        Administration fees........................................................     377,324
        Custodian's fees and expenses..............................................     207,000
        Reports to shareholders....................................................     130,000
        Annual shareholder meeting expense.........................................      70,000
        Legal fees and expenses....................................................      56,000
        Audit fees and expenses....................................................      45,000
        Transfer agent's fees and expenses.........................................      36,000
        Listing fees...............................................................      32,400
        Amortization of deferred organization expenses.............................      25,000
        Directors' fees............................................................      19,000
        Insurance..................................................................      10,452
        Miscellaneous..............................................................       7,500
                                                                                      ---------
            Total expenses.........................................................                   2,528,529
                                                                                                   ------------
    Net investment income..........................................................                  30,581,716
                                                                                                   ------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
Net realized loss on investment transactions.......................................                 (32,112,770)
Net change in unrealized depreciation on investments...............................                  25,586,089
                                                                                                   ------------
Net loss on investments............................................................                  (6,526,681)
                                                                                                   ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS.........................................                $ 24,055,035
                                                                                                   ------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS

For the Year Ended July 31, 1995

INCREASE (DECREASE) IN CASH
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
    Purchases of long-term portfolio investments.............................................   $(198,362,005)
    Proceeds from disposition of long-term portfolio investments and principal paydowns......     191,705,694
    Net sales of short-term portfolio investments............................................       4,246,000
                                                                                                -------------
                                                                                                   (2,410,311)
    Net investment income....................................................................      30,581,716
    Amortization of net premium/discount on investments......................................       9,057,903
    Amortization of organization expenses....................................................          25,000
    Net change in receivables/payables related to operations.................................      (1,621,008)
                                                                                                -------------
        Net cash flows provided by operating activities......................................      35,633,300
                                                                                                -------------
CASH FLOWS USED FOR FINANCING ACTIVITIES:
    Net decrease from dollar roll transactions...............................................      (5,401,958)
    Cash dividends paid......................................................................     (30,231,321)
                                                                                                -------------
        Net cash flows used for financing activities.........................................     (35,633,279)
                                                                                                -------------
Net increase in cash.........................................................................              21
Cash at beginning of period..................................................................             560
                                                                                                -------------
CASH AT END OF PERIOD........................................................................   $         581
                                                                                                -------------

--------------------------------------------------------------------------------
                See accompanying notes to financial statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF CHANGES IN NET ASSETS

                                                                                                   AUGUST 27,
                                                                                                     1993*
                                                                                  FOR THE YEAR      THROUGH
                                                                                   ENDED JULY       JULY 31,
                                                                                    31, 1995          1994
 ------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
    Net investment income......................................................   $ 30,581,716    $ 26,467,897
    Net realized loss on investment transactions...............................    (32,112,770)       (830,724)
    Net change in unrealized depreciation on investments.......................     25,586,089     (55,900,681)
                                                                                  ------------    ------------
    Net increase (decrease) in net assets from operations......................     24,055,035     (30,263,508)
DIVIDENDS AND DISTRIBUTIONS
    Dividends from net investment income.......................................    (30,231,321)    (25,826,535)
    Distributions from capital gains...........................................             --         (56,444)
                                                                                  ------------    ------------
    Total dividends and distributions..........................................    (30,231,321)    (25,882,979)
CAPITAL SHARE TRANSACTIONS
    Net proceeds from initial public offering of shares........................             --     281,185,283
    Net proceeds from underwriters' over-allotment option......................             --      42,300,000
                                                                                  ------------    ------------
    Net increase in net assets from capital share transactions.................             --     323,485,283
    Total increase (decrease)..................................................     (6,176,286)    267,338,796
                                                                                  ------------    ------------
NET ASSETS
    Beginning of period........................................................    267,438,803         100,007
                                                                                  ------------    ------------
    End of period (includes undistributed net investment income of $991,757 and
      $641,362, respectively)..................................................   $261,262,517    $267,438,803
                                                                                  ------------    ------------

--------------------------------------------------------------------------------

* Commencement of investment operations.

                See accompanying notes to financial statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

The Salomon Brothers 2008 Worldwide Dollar Government Term Trust, Inc (the "Trust") was organized in Maryland on May 24, 1993 and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust commenced operations on August 27, 1993. The investment objective of the Trust is to manage a portfolio of fixed income securities that will return $10 per share to investors on or about November 30, 2008 while providing high monthly income. No assurance can be given that the Trust's investment objective will be achieved.

The Trust will seek to achieve its investment objective by investing substantially all (at least 90%) of its assets, under normal conditions, in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities issued or guaranteed by foreign governments (sovereign bonds) and collateralized in full as to principal due at their maturity by U.S. government securities, and zero coupon obligations of municipal issuers. The market prices of the securities in which the Trust invests are expected to fluctuate with changes in interest rates and the perceived credit quality of such assets. The Trust's investments in sovereign bonds may be affected by political, social, economic or diplomatic changes in such countries and the Trust's investment in such securities increases the risk that the Trust will return less than $10 per share in the year 2008.

NOTE 1. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION.   In valuing the Trust's assets, all securities for which
market quotations are readily available are valued (except as described below)
(i) at the last sales price prior to the time of determination if there were a sale on the date of determination or (ii) at the bid price if there were no sale on such date. Publicly traded sovereign bonds are typically traded internationally on the over-the-counter market and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, where the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. The Trust values mortgage-backed and asset-backed securities and other debt securities on the basis of current market quotations provided by dealers or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

In connection with transactions in repurchase agreements, it is the Trust's policy that the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

CASH FLOW INFORMATION.   The Trust invests in securities and distributes net
investment income and net realized gains which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts or premiums on debt obligations.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME.   Securities transactions are
recorded on the trade date. Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount or amortizes premium on securities purchased using the effective interest method.

TAXES.   It is the Trust's policy to continue to meet the requirements of the
Internal Revenue Code applicable to regulated investment companies and to distribute sufficient taxable income to shareholders. Therefore, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS.   The Trust declares and pays dividends and
distributions monthly first from net investment income, then from realized short-term capital gains and other sources, if necessary. The Trust currently intends to retain, until the final liquidating distribution, income in an amount approximately equal to the tax-exempt income accrued on the zero coupon obligations of municipal issuers in which it invests but in no event greater than 10% of the Trust's net investment income per year. Net long-term capital gains, if any, in excess of loss carryforwards will be distributed annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due primarily to deferral of wash sale and post-October losses.

DEFERRED ORGANIZATION EXPENSES.   A total of $125,000 was incurred in connection
with the organization of the Trust. These costs have been deferred and are being amortized on a straight-line basis over a period of sixty months from the date the Trust commenced investment operations.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2. AGREEMENTS

The Trust has an Investment Advisory Agreement with Salomon Brothers Asset Management Inc (the "Adviser"), an indirect wholly-owned subsidiary of Salomon Inc, pursuant to which the Adviser acts as the Trust's investment adviser and is responsible for the management of the Trust's portfolio in accordance with the Trust's investment objective and policies for making decisions to buy, sell, or hold particular securities. The Trust also has an Administration Agreement with Prudential Mutual Fund Management, Inc. (the "Administrator"), pursuant to which the Administrator will perform administrative services necessary for the operation of the Trust.

The Trust pays the Adviser a monthly fee for its advisory services at an annual rate of .60% of the value of the Trust's average weekly net assets. The Trust pays the Administrator a monthly fee for its administration services at an annual rate of .15% of the value of the Trust's average weekly net assets up to $250 million and .125% of the value of such net assets in excess of $250 million.

Effective September 1, 1995, the Administration Agreement has been amended to provide for the appointment of the Adviser as Administrator and Prudential Mutual Fund Management, Inc. as Sub-administrator (the "Sub-administrator"). The Trust will pay the Administrator a monthly fee at an annual rate of .15% of the value of the Trust's average weekly net assets up to $250 million and .125% of the value of such net assets in excess of $250 million for its services, out of which the Administrator will pay the Sub-administrator eighty percent of such fees collected for its services.

At July 31, 1995, the Adviser owned 10,639 of the Trust shares outstanding.

The Trust pays each Director not affiliated with the Adviser a fee of $5,000 per year, plus a fee of $700 and reimbursement for travel and out-of-pocket expenses for each board and committee meeting attended.

NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments and dollar rolls, for the year ended July 31, 1995 aggregated $198,362,005 and $191,705,694, respectively.

The federal income tax basis of the Trust's investments at July 31, 1995 was $416,419,954 and, accordingly, net unrealized depreciation for federal income tax purposes was $33,345,645 (gross unrealized appreciation -- $11,695,962; gross unrealized depreciation -- $45,041,607).

Pursuant to federal income tax regulations, the Trust elected to treat capital losses of $28,961,332, incurred in the period November 1, 1994 through July 31, 1995, as having occurred on August 1, 1995. In addition, the Trust has a capital loss carryforward as of July 31,

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

1995 of $1,007,552 which expires in 2003. To the extent future capital gains are offset by such capital losses, the Trust does not anticipate distributing such gains to shareholders.

NOTE 4. BORROWINGS

DOLLAR ROLLS.   The Trust enters into dollar rolls in which the Trust sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as a financing arrangement; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred until disposition of the rolled security. The average monthly balance of dollar rolls outstanding during the year ended July 31, 1995 was approximately $123,931,169.

NOTE 5. DIVIDENDS

Subsequent to July 31, 1995, the Board of Directors of the Trust declared dividends of $.073 per common share payable August 31, 1995 and September 29, 1995 to shareholders of record on August 11, 1995 and September 11, 1995, respectively.

NOTE 6. QUARTERLY DATA (UNAUDITED)

                                                             NET INVESTMENT INCOME
                                                                ---------------
  QUARTERLY PERIOD           TOTAL INCOME                AMOUNT                PER SHARE
    -------------------------------------------------------------------------------------------
August 27, 1993*
 to October 31, 1993          $     4,213,943          $     3,742,547            $        .11
November 1, 1993
 to January 31, 1994                8,223,079                7,493,911                     .22
February 1, 1994
 to April 30, 1994                  8,123,521                7,473,849                     .22
May 1, 1994
 to July 31, 1994                   8,424,530                7,757,590                     .22
August 1, 1994
 to October 31, 1994                7,420,417                6,804,657                     .20
November 1, 1994
 to January 31, 1995                8,390,082                7,653,347                     .22
February 1, 1995
 to April 30, 1995                  8,331,322                7,787,434                     .23
May 1, 1995
 to July 31, 1995                   8,968,424                8,336,278                     .24

                                    NET REALIZED AND
                                    UNREALIZED GAINS                          NET INCREASE (DECREASE)
                                      (LOSSES) ON                                 IN NET ASSETS
                                      INVESTMENTS                            RESULTING FROM OPERATIONS
                                  --------------------                            ----------------
  QUARTERLY PERIOD           AMOUNT                 PER SHARE               AMOUNT                PER SHARE
-----------------------------------------------------------------------------------------------------------------
August 27, 1993*
 to October 31, 1993      $     15,377,808         $         .44         $     19,120,355           $         .55
November 1, 1993
 to January 31, 1994             9,305,565                   .27               16,799,476                     .49
February 1, 1994
 to April 30, 1994             (75,995,205)                (2.21)             (68,521,356)                  (1.99)
May 1, 1994
 to July 31, 1994               (5,419,573)                 (.15)               2,338,017                     .07
August 1, 1994
 to October 31, 1994            (7,250,281)                 (.21)                (445,624)                   (.01)
November 1, 1994
 to January 31, 1995           (19,106,384)                 (.55)             (11,453,037)                   (.33)
February 1, 1995
 to April 30, 1995               4,051,303                   .11               11,838,737                     .34
May 1, 1995
 to July 31, 1995               15,778,681                   .46               24,114,959                     .70

                                          DIVIDENDS AND
                                          DISTRIBUTIONS                                SHARE PRICE
                                      --------------------                             -----------
  QUARTERLY PERIOD              AMOUNT                 PER SHARE                HIGH                    LOW
--------------------------------------------------------------------------------------------------------------
August 27, 1993*
 to October 31, 1993        $     2,519,277        $        .073          $     10 1/8            $      9 5/8
November 1, 1993
 to January 31, 1994              8,248,043                 .239                    10                   9 1/8
February 1, 1994
 to April 30, 1994                7,557,829                 .219                    10                   7 3/4
May 1, 1994
 to July 31, 1994                 7,557,830                 .219                 8 1/2                   7 3/4
August 1, 1994
 to October 31, 1994              7,557,829                 .219                 8 1/4                   7 1/8
November 1, 1994
 to January 31, 1995              7,557,830                 .219                 7 7/8                   6 3/8
February 1, 1995
 to April 30, 1995                7,557,830                 .219                 7 1/2                   6 7/8
May 1, 1995
 to July 31, 1995                 7,557,832                 .219                 8 1/4                   7 3/8

--------------------------------------------------------------------------------

* Commencement of investment operations.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

-----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

                                                                                                     AUGUST
                                                                                 FOR THE              27,
                                                                                   YEAR              1993*
                                                                                  ENDED             THROUGH
                                                                                 JULY 31,           JULY 31,
                                                                                   1995               1994
------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period.......................................      $   7.75           $   9.40++
                                                                                 --------           --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income......................................................           .89                .77
Net realized and unrealized losses on investments..........................          (.19)             (1.65)
                                                                                 --------           --------
    Total from investment operations.......................................           .70               (.88)
                                                                                 --------           --------
LESS DIVIDENDS:
Dividends from net investment income.......................................          (.88)              (.75)
                                                                                 --------           --------
Offering costs with respect to issuance of shares..........................            --               (.02)
                                                                                 --------           --------
Net asset value, end of period.............................................         $7.57              $7.75
                                                                                 --------           --------
Market price per share, end of period......................................        $7.875             $7.875
                                                                                 --------           --------
TOTAL INVESTMENT RETURN(a):................................................        12.05%+++          (8.89%)+
RATIOS TO AVERAGE NET ASSETS:
    Total expenses.........................................................         1.01%               .89%#
    Net investment income..................................................        12.20%              9.36%#
SUPPLEMENTAL DATA:
    Net assets, end of period (000)........................................      $261,263           $267,439
    Average net assets (000)...............................................       250,594           $304,526
    Portfolio turnover rate................................................           52%                11%
    Asset coverage to dollar rolls outstanding at period end...............          302%               299%
    Total mortgage dollar rolls outstanding at period end (000)............      $129,147           $134,549

--------------------------------------------------------------------------------

   * Commencement of investment operations.
   + Total investment return calculated based on beginning of period price of $9.40 (initial offering price of $10.00 less sales load of $.60).
  ++ Net asset value immediately after closing of initial public offering was $9.38.
 +++ Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period.
 (a) Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the
     Trust's dividend and reinvestment plan. Total investment return does not reflect brokerage commissions.
     Total investment returns for periods of less than one full year are not annualized.
   # Annualized.

                       See notes to financial statements.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of Salomon Brothers 2008 Worldwide Dollar
Government Term Trust Inc

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc (the "Trust") at July 31, 1995, the results of its operations and cash flows for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period August 27, 1993 (commencement of operations) through July 31, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
September 8, 1995

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

---------------------------------------------------------------------------
OTHER INFORMATION

Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is provided.

Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), stockholders may elect to have all distributions automatically reinvested by American Stock Transfer & Trust Company (the "Plan Agent") in Trust Shares pursuant to the Plan. Each registered Stockholder will receive from the Trust, as soon as practicable, an authorization card to be signed and returned if the Stockholder elects to participate in the Plan. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the custodian, as dividend disbursing agent. In the case of stockholders, such as banks, brokers or nominees, that hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the stockholders as representing the total amount registered in such stockholders' names and held for the account of beneficial owners who are participants in the Plan. Investors that own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to the participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the stockholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any federal income tax that may be payable on such dividends or distributions. See "Taxation -- Taxation of Stockholders."

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

---------------------------------------------------------------------------
OTHER INFORMATION  (continued)

Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Trust or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 40 Wall Street, 46th Floor, New York, New York 10005.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

-----------
DIRECTORS

CHARLES F. BARBER

      Consultant; formerly Chairman,
      ASARCO Incorporated

THOMAS W. BROCK

      Chairman and Chief Executive Officer,
      Salomon Brothers Asset Management Inc

DANIEL P. CRONIN

      Vice President -- General Counsel,
      Pfizer International Inc.

ALLAN C. HAMILTON

      Consultant; formerly
      Vice President and
      Treasurer, Exxon Corp.

MICHAEL S. HYLAND

      President;
      Salomon Brothers
      Asset Management Inc

---------
OFFICERS

MICHAEL S. HYLAND

      Chairman and President

STEVEN GUTERMAN

      Executive Vice President

PETER J. WILBY

      Executive Vice President

ALAN M. MANDEL

      Treasurer

TANA E. TSELEPIS

      Secretary

LAURIE A. PITTI

      Assistant Treasurer
----------------------
SALOMON BROTHERS

2008 WORLDWIDE DOLLAR

GOVERNMENT TERM TRUST INC

      Seven World Trade Center
      New York, New York 10048
      For information call (toll free)
      1-800-SALOMON

INVESTMENT ADVISER

      Salomon Brothers Asset Management Inc
      Seven World Trade Center
      New York, New York 10048

ADMINISTRATOR

      Prudential Mutual Fund Management, Inc.
      One Seaport Plaza
      New York, New York 10292

CUSTODIAN

      Investors Bank and Trust Company
      89 South Street, P.O. Box 1537
      Boston, MA 02205-1537

TRANSFER AGENT

      American Stock Transfer & Trust Company
      40 Wall Street
      New York, New York 10005

INDEPENDENT ACCOUNTANTS

      Price Waterhouse LLP
      New York, New York 10036

LEGAL COUNSEL

      Simpson Thacher & Bartlett
      New York, New York 10017

NEW YORK STOCK EXCHANGE SYMBOL

      SBG

---------------------------------------------------

 Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, shares of its common stock at market prices.
------------------------------------------------------

    This report is for stockholder information.
   This is not a prospectus intended for use in
       the purchase or sale of Trust shares.
--------------------------------------------------------------------------------

                                                          ---------------------
                                                                BULK RATE
                                                               U.S. POSTAGE
AMERICAN STOCK TRANSFER & TRUST COMPANY                            PAID
40 WALL STREET                                              STATEN ISLAND, NY
NEW YORK, NEW YORK 10005                                        PERMIT NO.
                                                                   169
                                                          ---------------------